UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2016

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 5, 2016, CMS Energy Corporation (“CMS Energy”) issued and sold $300,000,000 principal amount of its 3.00% Senior Notes due 2026 (the “Notes”), pursuant to a registration statement on Form S-3 that CMS Energy filed with the Securities and Exchange Commission utilizing a “shelf” registration process (No. 333-195496) (the “Registration Statement”), a Preliminary Prospectus Supplement dated May 2, 2016 to the Prospectus dated April 25, 2014, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated May 2, 2016 to the Prospectus dated April 25, 2014 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the Notes.  CMS Energy intends to use the net proceeds from the offering to redeem its 6.55% Senior Notes due 2017, of which $250,000,000 aggregate principal amount is outstanding, and for general corporate purposes.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement dated May 2, 2016 among CMS Energy and Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Wells Fargo Securities, LLC, Comerica Securities, Inc., and PNC Capital Markets LLC, as underwriters.

4.1 Thirty-Third Supplemental Indenture dated as of May 5, 2016 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2 Form of 3.00% Senior Notes due 2026 (included in Exhibit 4.1).

5.1 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated May 5, 2016, regarding the legality of the Notes.

23.1 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-195496).

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s Form 10-K for the Year Ended December 31, 2015 and as updated in CMS Energy’s Forms 10-Q. CMS Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 5, 2016	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1

Underwriting Agreement dated May 2, 2016 among CMS Energy and Barclays Capital Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Wells Fargo Securities, LLC, Comerica Securities, Inc., and PNC Capital Markets LLC, as underwriters.

4.1	Thirty-Third Supplemental Indenture dated as of May 5, 2016 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2	Form of 3.00% Senior Notes due 2026 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated May 5, 2016, regarding the legality of the Notes.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-195496).